                                                                    EXHIBIT 99.7


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                 $2,846,311,830.52
Beginning of the Month Finance Charge Receivables:              $159,595,970.84
Beginning of the Month Discounted Receivables:                            $0.00
Beginning of the Month Total Receivables:                     $3,005,907,801.36

Removed Principal Receivables:                                            $0.00
Removed Finance Charge Receivables:                                       $0.00
Removed Total Receivables:                                                $0.00

Additional Principal Receivables:                                         $0.00
Additional Finance Charge Receivables:                                    $0.00
Additional Total Receivables:                                             $0.00

Discounted Receivables Generated this Period:                             $0.00

End of the Month Principal Receivables:                       $2,777,933,706.23
End of the Month Finance Charge Receivables:                    $150,634,794.59
End of the Month Discounted Receivables:                                  $0.00
End of the Month Total Receivables:                           $2,928,568,500.82

Special Funding Account Balance                                           $0.00
Aggregate Invested Amount (all Master Trust II Series)        $1,931,000,000.00
End of the Month Transferor Amount                              $846,933,706.23
End of the Month Transferor Percentage                                   30.49%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

    30-59 Days Delinquent                                        $72,815,795.56
    60-89 Days Delinquent                                        $47,530,786.27
    90+ Days Delinquent                                          $85,701,109.08

    Total 30+ Days Delinquent                                   $206,047,690.91
    Delinquent Percentage                                                 7.04%

Defaulted Accounts During the Month                              $21,585,338.91
Annualized Default Percentage                                             9.10%

Oct-2001                           1996-A                                Page 2


Principal Collections                                           $360,466,089.82
Principal Payment Rate                                                   12.66%

Total Payment Rate                                                       13.59%

INVESTED AMOUNTS
----------------

    Class A Initial Invested Amount                             $369,000,000.00
    Class B Initial Invested Amount                              $38,250,000.00
    Class C Initial Invested Amount                              $42,750,000.00
                                                                ---------------
INITIAL INVESTED AMOUNT                                         $450,000,000.00

    Class A Invested Amount                                               $0.00
    Class B Invested Amount                                               $0.00
    Class C Invested Amount                                      $42,750,000.00
                                                                 --------------
INVESTED AMOUNT                                                  $42,750,000.00

    Class A Adjusted Invested Amount                                      $0.00
    Class B Adjusted Invested Amount                                      $0.00
    Class C Adjusted Invested Amount                             $42,750,000.00
                                                                 --------------
ADJUSTED INVESTED AMOUNT                                         $42,750,000.00

PREFUNDED AMOUNT                                                          $0.00

FLOATING ALLOCATION PERCENTAGE                                            2.85%
PRINCIPAL ALLOCATION PERCENTAGE                                          15.81%

    Class A Principal Allocation Percentage                              82.00%
    Class B Principal Allocation Percentage                               8.50%
    Class C Principal Allocation Percentage                               9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-A                                                 $56,989,448.11

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-A                                                     $1,399,414.29

MONTHLY SERVICING FEE                                                $77,343.75

INVESTOR DEFAULT AMOUNT                                             $614,272.98

Oct-2001                           1996-A                                Page 3


CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    0.00%

    Class A Finance Charge Collections                                    $0.00
    Other Amounts                                                         $0.00

TOTAL CLASS A AVAILABLE FUNDS                                             $0.00

    Class A Monthly Interest                                              $0.00
    Class A Servicing Fee                                                 $0.00
    Class A Investor Default Amount                                       $0.00

TOTAL CLASS A EXCESS SPREAD                                               $0.00

REQUIRED AMOUNT                                                           $0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                   47.22%

    Class B Finance Charge Collections                              $694,535.78
    Other Amounts                                                    $29,882.64

TOTAL CLASS B AVAILABLE FUNDS                                       $724,418.42

    Class B Monthly Interest                                         $95,518.75
    Class B Servicing Fee                                            $23,906.25

TOTAL CLASS B EXCESS SPREAD                                         $604,993.42
CLASS B INVESTOR DEFAULT AMOUNT                                     $290,073.35
CLASS B REQUIRED AMOUNT                                             $290,073.35

CLASS C FLOATING ALLOCATION PERCENTAGE                                   52.78%

Oct-2001                           1996-A                                Page 4


EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                               $1,327,801.79

    Excess Spread Applied to Class A Required Amount                      $0.00

    Excess Spread Applied to Class A Investor Charge Offs                 $0.00

    Excess Spread Applied to Class B Required Amount                $290,073.35

    Excess Spread Applied to Reductions of Class B
    Invested Amount                                                       $0.00

    Excess Spread Applied to Class C Required Amount                $453,963.69

    Excess Spread Applied to Reductions of Class C
    Invested Amount                                                       $0.00

    Excess Spread Applied to Monthly Cash Collateral Fee             $16,875.00

    Excess Spread Applied to Cash Collateral Account                      $0.00

    Excess Spread Applied to Spread Account                               $0.00

    Excess Spread Applied to Reserve Account                              $0.00

    Excess Spread Applied to other amounts owed to
    Cash Collateral Depositor                                             $0.00

    Excess Spread Applied to other amounts owed to
    Spread Account Residual Interest Holders                              $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                             $566,889.75

Oct-2001                           1996-A                                Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------
TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                       $13,127,273.54

SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS
------------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1996-A                                                             $0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                               $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                          $0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                               $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                                 $0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                               $0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                                 $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                           $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                          $0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                             $0.00

YIELD AND BASE RATE

    Base Rate (Current Month)                                             5.23%
    Base Rate (Prior Month)                                               1.52%
    Base Rate (Two Months Ago)                                            5.89%
                                                                          ----
THREE MONTH AVERAGE BASE RATE                                             4.21%

    Portfolio Yield (Current Month)                                      13.13%
    Portfolio Yield (Prior Month)                                        10.99%
    Portfolio Yield (Two Months Ago)                                     13.82%
                                                                         -----
THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.65%

Oct-2001                           1996-A                                Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                      $56,989,448.11

INVESTOR DEFAULT AMOUNT                                             $614,272.98

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                        $0.00
    Allocable to Class B Certficates                                      $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                          0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                        $0.00
    Deficit Controlled Accumulation Amount                                $0.00
CONTROLLED DEPOSIT AMOUNT                                                 $0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                               $19,125,000.00
    Deficit Controlled Accumulation Amount                                $0.00
CONTROLLED DEPOSIT AMOUNT                                        $19,125,000.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                $38,478,721.09

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                              $0.00
CLASS B INVESTOR CHARGE OFFS                                              $0.00
CLASS C INVESTOR CHARGE OFFS                                              $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                   $0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                   $0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                                   $0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                               $4,500,000.00
    Available Cash Collateral Amount                              $4,500,000.00

TOTAL DRAW AMOUNT                                                         $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                           $0.00


                                 First USA Bank, National Association
                                 as Servicer

                                 By:    /s/ Tracie Klein
                                        ------------------------------
                                        Tracie H. Klein
                                        First Vice President